Business Combinations (Tables)	12 Months Ended
Mar. 31, 2011
Business Combinations
Amounts for Assets Acquired and Liabilities Assumed

Millions of yen
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	¥48,623
Notes and accounts receivable, trade	82,566
Current assets (other)	47,905
Property, plant and equipment	30,090
Other intangibles	108,705
Other assets	18,047

Total assets acquired	335,936

Accounts payable, trade	48,321
Current liabilities (other)	107,733
Long-term liabilities	49,868

Total liabilities assumed	205,922

Total net assets acquired	130,014

Noncontrolling interest in Dimension Data	(20,931)
Goodwill	151,488

Acquisition cost	260,571

Pro Forma Net Income and Earnings per Share

	2010	2011
	Millions of yen
Operating revenues	¥10,561,799	¥10,670,714
Operating income	1,121,978	1,225,016
Net income attributable to NTT	493,866	514,881
Earnings per share (Yen)	373.22	389.13